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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Verso Technologies, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4.


/s/ KPMG LLP


Atlanta, Georgia
September 7, 2001